SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. _)

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MMAX MEDIA, INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMAX Media, Inc.

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Telephone: (800) 991-4534

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [•], 2013

To the stockholders of MMAX Media, Inc.

You are cordially invited to attend a special meeting of stockholders of MMAX Media, Inc. to be held at 511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301 on [•], [•], 2013 at [•] , local time.  At the special meeting you will be asked to vote on the following matters:

1.

To approve Articles of Amendment to the Articles of Incorporation which (a) increases the number of authorized shares of our common stock from 195,000,000 shares to 1,000,000,000 shares, (b) eliminates the current class of preferred stock known as “Callable and Convertible Preferred Stock”, and (c) creates a class of preferred stock consisting of 5,000,000 shares, the designations and attributes of which are left for future determination by our board of directors (the "Amended Articles"),

2.

To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

The board of directors recommends that you vote “FOR” Proposal 1.

This item of business is more fully described in the proxy statement that is attached to this Notice.  The board of directors has fixed the close of business on [•], 2013 as the Record Date for determining the stockholders that are entitled to notice of and to vote at the special meeting and any adjournments thereof.

Your vote is important regardless of the number of shares you own.  All stockholders are invited to attend the special meeting in person.  Whether or not you plan to attend the special meeting in person, please take the time to vote by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope.

You may attend the special meeting and vote in person even if you have previously voted by proxy.  Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

By Order of the Board of Directors

/s/ Edward Cespedes
Fort Lauderdale, FL	Edward Cespedes,
March [__], 2013	Chief Executive Officer

Appendix A – Current Report on Form 8-K as filed with the SEC on February 15, 2013

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING INFORMATION

This proxy statement includes forward-looking statements that relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “aim,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements.  We have based these forward-looking statements largely on our current expectations and future events and financial trends that we believe may affect our financial condition, results of operation, business strategy and financial needs.  You should read thoroughly this proxy statement and the documents that we refer to herein with the understanding that our actual future results may be materially different from and/or worse than what we expect.  We qualify all of our forward-looking statements by these cautionary statements including those made in Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2011 and our subsequent filings with the Securities and Exchange Commission.  Moreover, we operate in an evolving environment.  New risk factors emerge from time to time and it is not possible for our management to predict all risk factors, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.  Except for our ongoing obligations to disclose material information under the Federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.  These forward-looking statements speak only as of the date of this proxy statement, and you should not rely on these statements without also considering the risks and uncertainties associated with these statements and our business.

Stockholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxies

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

OF

MMAX MEDIA, INC.

GENERAL

The enclosed proxy is solicited on behalf of the board of directors of MMAX Media, Inc. for use at our special meeting of stockholders to be held on [•], [•], 2013 at [•], local time, and at any adjournments thereof.  The special meeting will be held at 511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301, telephone (800) 991-4534.  Voting materials, including this proxy statement and the proxy card, were mailed on or about [•], 2013 to all stockholders entitled to vote at the special meeting.

QUESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q:

What may I vote on at the special meeting?

A:

At the special meeting, stockholders will consider and vote upon the following matters:

•

Proposal 1 – To approve Articles of Amendment to the Articles of Incorporation which (a) increases the number of authorized shares of our common stock from 195,000,000 shares to 1,000,000,000 shares, (b) eliminates the current class of 5,000,000 shares of preferred stock known as “Callable and Convertible Preferred Stock,” and (c) creates a class of preferred stock consisting of 5,000,000 shares, the designations and attributes of which are left for future determination by our board of directors (the "Amended Articles"); and

•

To consider and act upon any other business as may properly come before the special meeting or any adjournments thereof.

Q:

How does the board of directors recommend that I vote on the proposal?

A:

The board of directors recommends a vote “FOR” Proposal 1.

Q:

How can I vote my shares at the special meeting?

A:

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares and we are sending the proxy materials and proxy card directly to you.  As the stockholder of record, you have the right to vote in person at the special meeting.  If you choose to do so, you can bring the enclosed proxy card or vote at the special meeting using the ballot provided at the meeting.  Even if you plan to attend the special meeting in person, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the special meeting in person.

Many of our stockholders hold their shares in street name through a stockbroker, bank or other nominee rather than directly in their own name.  In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card.  As the beneficial owner, you are also invited to attend the special meeting.  Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the special meeting unless you obtain a "legal proxy" from the stockbroker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting.  You will need to contact your stockbroker, trustee or nominee to obtain a legal proxy, and you will need to bring it to the special meeting in order to vote in person.

Q:

How can I vote my shares without attending the special meeting?

A:

Whether you hold shares directly as a stockholder of record or beneficially in street name, you may direct your vote without attending the special meeting by completing, signing and dating the enclosed proxy card and returning it promptly in the postage-paid envelope.  Please refer to the enclosed materials for details. If you are a stockholder of record and plan to attend the special meeting, you may vote in person at the meeting. We will give you a ballot when you arrive.

If you are a beneficial owner of shares held in street name and you wish to vote in person at the special meeting, you must obtain a valid proxy from the organization that holds your shares. If you do not obtain a valid proxy from your bank or broker, you will not be entitled to vote your shares, but you can still attend the special meeting if you bring a recent bank or brokerage statement showing that you were the beneficial owner of the shares on [•], 2013, the Record Date for voting.

Q:

What happens if additional matters are presented at the special meeting?

A:

Other than Proposal 1, we are not aware of any other business to be acted upon at the special meeting.  If you grant a proxy, the person named as proxy holder, Mr. Edward Cespedes, our CEO, will have the discretion to vote your shares on any additional matters properly presented for a vote at the special meeting.

Q:

What happens if I do not give specific voting instructions?

A:

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on the proposal and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the special meeting.  If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to the proposal.

Q:

What is the quorum requirement for the special meeting?

A:

On the Record Date of [•], 2013 there were 75,852,636 shares of our common stock outstanding, which is our only class of voting securities.  Each share of common stock entitles the holder to one vote at any meeting of our stockholders.  A majority of our outstanding common shares as of the Record Date must be present at the special meeting (in person or represented by proxy) in order to hold the meeting and conduct business.  This is called a quorum.  Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on matters introduced at the special meeting, if you are present and vote in person at the meeting or have properly submitted a proxy card.

Q:

How can I change my vote after I return my proxy card?

A:

You may revoke your proxy and change your vote at any time before the final vote at the special meeting.  You may do this by signing a new proxy card with a later date or by attending the special meeting and voting in person.  However, your attendance at the special meeting will not automatically revoke your proxy unless you vote at the special meeting or specifically request in writing that your prior proxy be revoked.

Q:

Is my vote confidential?

A.

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within our company or to third parties, except:

•

as necessary to meet applicable legal requirements,

•

to allow for the tabulation of votes and certification of the vote, and

•

to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Q:

Where can I find the voting results of the special meeting?

A:

The preliminary voting results will be announced at the meeting.  The final voting results will be tallied by the Inspector of Elections for the special meeting and published in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission within four business days following the date of the special meeting.

Q:

How can I obtain a separate set of voting materials?

A:

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one MMAX stock account, we are delivering only one set of the proxy materials to certain stockholders who share an address, unless otherwise requested.  A separate proxy card is included in the voting materials for each of these stockholders.  If you share an address with another stockholder and have received only one set of voting materials, you may write or call us to request to receive a separate copy of these materials at no cost to you.  Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of these materials.  For future special meetings, you may request separate voting materials, or request that we send only one set of voting materials to you if you are receiving multiple copies, by writing or calling us at:

MMAX Media, Inc.

Attention:  Mr. Edward Cespedes, CEO

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Telephone: (800) 991-4534

Q:

Who pays for the cost of this proxy solicitation?

A:

We will pay the costs of the solicitation of proxies.  We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions.  In addition to soliciting proxies by mail, our board members, officers, and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone.

Q:

What is the voting requirement to approve the proposal?

A:

The proposal to approve the Amended Articles will be approved if the holders of a majority of the outstanding common shares on the Record Date cast votes "FOR" the proposal.  Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the special meeting.  Broker non-votes will not be counted as a vote cast on any matter presented at the special meeting.  Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the special meeting.

Q:

How can I communicate with MMAX’s board of directors?

A:

The board of directors encourages stockholders who are interested in communicating directly with the directors as a group to do so by writing to the directors in care of our corporate secretary. Stockholders can send communications by mail to:

MMAX Media, Inc.

Attention:  Corporate Secretary

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Correspondence received that is addressed to the directors will be reviewed by our CEO or his designee, who will regularly forward to the directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our CEO, deals with the functions of the board of directors or committees thereof or that our CEO otherwise determines requires their attention.  Directors may at any time review a log of all correspondence received by us that is addressed to the members of the board of directors and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing or calling us at our principal executive offices:

Mr. Edward Cespedes,

Chief Executive

MMAX Media, Inc.

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Telephone: (800) 991-4534

PRINCIPAL STOCKHOLDERS

At [•], 2013 there were 75,852,636 shares of our common stock outstanding, which is our only outstanding class of voting security.  Each share of common stock entitles the holder to one vote.  The following table contains information regarding record ownership of our common stock as of [•], 2013 held by:

•

persons who own beneficially more than 5% of the outstanding shares of common stock,

•

our directors,

•

named executive officers, and

•

all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from [•], 2013, upon exercise of options, warrants or convertible securities.  Each beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised.  Unless otherwise indicated, the address of each of the listed beneficial owners identified is 511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	% of Class

Edward Cespedes (1)	10,403,117	12.9%
All officers and directors as a group (one person) (1)	10,403,117	12.9%
Celentano Consulting Company, LLC (2)	41,339,618	37.9%

———————

(1)

Includes shares of our common stock held of record by Edward A. Cespedes Revocable Trust dated August 22, 2007, beneficially owned and controlled by Edward A. Cespedes as trustee. The number of shares beneficially owned by Mr. Cespedes excludes 436,036 shares held in trust for the benefit of his children over which he disclaims beneficial ownership.

(2)

Includes 33,100,000 shares of our common stock issuable upon the conversion of secured convertible notes in the principal amount of $165,000.  Excludes up to 42,000,000 shares of common stock issuable upon conversion of 7% unsecured promissory notes in the aggregate principal amount of $210,000, the conversion of such notes limited if, upon conversion, the holder thereof would beneficially own more than 4.9% of the Company’s outstanding common stock. The address of Celentano Consulting Company, LLC is 7000 West Palmetto Park Road, Suite 201, Boca Raton, FL  33433. Voting control of Celentano Consulting Company is held by Vincent L. Celentano.

DESCRIPTION OF SECURITIES

Authorized capital

We are currently authorized to issue 195,000,000 shares of common stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share, which have been designated as Callable and Convertible Preferred Stock.  At March __, 2013 we had 75,852,636 shares of common stock and no shares of Callable and Convertible Preferred Stock issued and outstanding.  Following are the material terms of our capital stock.

Common stock

The holders of our common stock are entitled to one vote per share on all matters submitted to a vote of stockholders, including the election of directors.  There is no right to cumulate votes in the election of directors.  The holders of common stock are entitled to any dividends that may be declared by the board of directors out of funds legally available for payment of dividends subject to the prior rights of holders of preferred stock and any contractual restrictions we have against the payment of dividends on common stock.  In the event of our liquidation or dissolution, holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preferences of any outstanding shares of preferred stock.  Holders of common stock have no preemptive rights and have no right to convert their common stock into any other securities.

Callable and Convertible Preferred Stock

Our preferred stock was initially issuable in one or more series with such designations, voting powers, if any, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions, as were determined by resolution of our board of directors.  In April 2008 we filed an amendment to our Articles of Incorporation designating all 5,000,000 shares of our preferred stock as Callable and Convertible Preferred Stock.  This amendment provided that we have the right to call for and purchase these preferred shares at any time, or if we should designate that these shares are deemed not callable, the holders of these preferred shares will have the right to cause our company to redeem shares for shares of common stock at any time.  In addition, each holder of the Callable and Convertible Preferred Stock had the right to convert all or any portion of such shares into shares of our common stock on the basis of 10 shares of common stock for each share of preferred stock so converted.

MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

PROPOSAL 1
APPROVAL OF THE AMENDED ARTICLES

On February 12, 2013 our board of directors approved the Amended Articles and recommended that our stockholders approve the Amended Articles at the special meeting.  The Amended Articles:

•

increase the number of authorized but unissued shares of our common stock to from 195,000,000 shares to 1,000,000,000 shares; and

•

eliminate the current class of 5,000,000 shares of Callable and Convertible Preferred Stock; and creates a class of 5,000,000 shares of preferred stock which are issuable in such series, and with such designations, rights and preferences, as our board of directors may determine from time to time in their sole discretion.

Reasons for the increase in the number of authorized shares of common stock

As of [•], 2013, there were 75,852,636 shares of our common stock outstanding.  In addition, we have reserved for issuance an aggregate of 90,500,000 shares of our common stock, including 15,400,000 shares underlying outstanding options and warrants with exercise prices ranging from $0.16 per share to $0.26 per share, 33,100,000 shares of the common stock underlying secured convertible notes, and 42,000,000 shares of common stock underlying 7% unsecured convertible notes (subject to certain limitations on conversion), leaving only 28,647,364 shares of authorized, but unissued or unreserved shares of our common stock available for future issuances.  We may need to raise additional capital during 2013 and beyond in order to fund our operations and we anticipate that funding will come through the sale of equity securities or securities that are convertible into equity securities.  However, we have no specific plans or agreements at this time with respect to any additional financing transactions and no assurances can be given that a financing transaction or transactions will take place or will be available on terms that are favorable to our company.  Other than as described in this proxy statement, there are currently no other plans, agreements, arrangements, or understanding, for the issuance of additional shares of common stock.

We own and operate products aimed at the location-based marketing industry.  We develop and market products that provide merchants and consumers with mobile marketing services and offers, including mobile coupons, mobile business cards, mobile websites, use of SMS short codes and contest management. We have developed “PayMeOn”, a product designed to offer our customers “social income” potential through the purchase and referral of “coupon-style” deals through our mobile and web interfaces. Our Hyperlocal Platform supports multiple text messaging services such as WAP, MMS and XHTML, runs on a commercial-grade mobile marketing platform used by the National Football League, Major League Baseball and others and operates with all major mobile carriers, including AT&T, Sprint, T-Mobile and Verizon. The fully-integrated interface allows for web-based monitoring of customers and it provides access to real-time statistics for each customer’s account, including incoming and outgoing messages, number of keywords, credits, account status and more.  We have recently integrated our PayMeOn offerings with the Hyperlocal Marketing Platform to create the “PayMeOn Merchant Profit Center.”  The PayMeOn Merchant Profit Center platform is designed to provide local merchants with a mobile and web based marketing platform that allows merchants to distribute coupons or “daily deals”, capture and retain customers, and earn money from their customers whenever they purchase from the PayMeOn network. The product is sold on both an annual and monthly “package” basis, with different package levels distinguished by different distribution opportunities and volume of text messages available.

As disclosed in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on February 15, 2013, on February 12, 2013 we entered into an asset purchase agreement with WCIS Media, LLC, a related party, to acquire a web-based technology platform in exchange for 300,000,000 shares of our common stock valued at $1,500,000.  A copy of this Current Report on Form 8-K is attached as Appendix A to this proxy statement.  We determined to purchase this asset because we believe that this platform has features and benefits which we will integrate into our PayMeOn Platform, including:

•

lead generation tracking and reporting,

•

merchant categorization and sub categorization,

•

consumer tracking and qualification,

•

merchant bidding capabilities, and

•

offline tracking and service, including live transfer capabilities for consumers.

The closing of the asset purchase agreement is subject to customary closing conditions and we expect this transaction to close following the special meeting, assuming Proposal 1 is approved at the meeting.  If Proposal 1 is not approved, we may seek to restructure the terms of asset purchase agreement to still permit us to acquire the asset.  From an accounting standpoint, we will treat this transaction as an asset purchase as the transaction does not meet the criteria of a business combination with the guidelines of FASB Accounting Standards Codification 805 – Business Combination.  In addition, because we are acquiring this asset from a related party, under generally accepted accounting principles (GAAP) we will record the asset on our financial statements at its historic cost.

Voting control of WCIS Media, LLC is held by Vincent L. Celentano. Mr. Celentano also holds voting control of Celentano Consulting Company LLC, a related party. Celentano Consulting Company holds a series of secured and unsecured promissory notes convertible into shares of the Company’s common stock. Celentano Consulting Company has notified the Company that it intends to convert these notes into shares of the Company’s common stock in conjunction with, and as soon as practicable, following the closing of the asset purchase.

We do not presently have sufficient authorized but unissued shares of common stock to permit us to issue the consideration at closing and it is expected that 300,000,000 of the newly authorized shares of common stock which will be available after the special meeting, assuming this Proposal 1 is approved at the meeting, will be issued at the closing of the purchase of this asset.  No stockholder approval, however, is required to close the asset purchase or issue the shares of common stock as consideration under that agreement.  You are not being asked to vote on any of those matters at the special meeting.

The terms of the additional shares of common stock will be identical to those of the currently outstanding shares of common stock. However, because the holders of common stock do not have preemptive rights to purchase or subscribe for any new issuances of common stock, the authorization and subsequent issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. The Amended Articles will not alter current common stockholder’s relative rights and limitations.

These additional shares may be issued by our board of directors in its sole discretion.  The additional shares could be used, among other things, for public or private financings to raise additional capital, for the declaration of stock splits or stock dividends, for acquisitions of other companies, for the expansion of business operations, or for the issuance of stock under warrants granted or to be granted in the future.  Any future issuance will have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.

Reasons for the elimination of the Callable and Convertible Preferred Stock and creation of the new blank check preferred stock.

Our board of directors believes that the creation of the blank check preferred stock is in our best interests as well as that of our stockholders.  “Blank check” preferred stock permits our board of directors, in its discretion, to designate one or more series of the preferred stock with the rights, privileges and preferences of each series to be fixed by our board of directors from time to time in the future, without shareholder approval.  Prior to the designation of the Callable and Convertible Preferred Stock by our board of director in 2008, our authorized capital included a class of 5,000,000 shares of blank check preferred stock.  All of these shares were designated by the board as the Callable and Convertible Preferred Stock.  Our board of directors believes it to be in our best interests to eliminate the Callable and Convertible Preferred Stock, which has specific rights attached to it, and to replace that class with a class of undesignated preferred shares preferred stock.  There are no shares of Callable and Convertible Preferred Stock outstanding and our board has no intention of issuing any shares of this class of security.

Our board believes that it is advisable to create blank check preferred stock for issuance in connection with possible future transactions such as corporate mergers, acquisitions, other business combinations or future financings and other uses not presently determinable and as may be deemed to be feasible and in our best interests.  In addition, the urgencies of possible transactions and/or financings may make it impractical or otherwise inadvisable to seek stockholder approval for the issuance of preferred stock, and our board of directors believes that it is desirable that we have the flexibility to issue preferred stock without further stockholder action, except as otherwise provided by law.

Upon the filing of the Amended Articles, subject to the provisions of the Amended Articles and the limitations prescribed by law, our board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares of preferred stock, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. Our board of directors would be required to make any determination to issue shares of preferred stock based on its judgment as to our best interests and those of our stockholders. The Amended Articles will give our board of directors flexibility, without further stockholder action, to issue preferred stock on such terms and conditions as they deem to be in the best interests of our company and our stockholders.

Our board of directors believes that the authorization of undesignated preferred shares would also provide us with greater flexibility with respect to our capital structure for such purposes as corporate mergers, acquisitions, other business combinations or future financings. Blank check preferred stock is commonly authorized by publicly traded companies and is frequently used as a preferred means of raising capital and making acquisitions.  In particular, in recent years, smaller companies have been required to utilize senior classes of securities to raise capital, with the terms of those securities being highly negotiated and tailored to meet the needs of both investors and the issuing companies.  Such senior securities typically include liquidation and dividend preferences, protections, conversion privileges and other rights not found in common stock.  We presently lack the authority to issue preferred stock other than the Callable and Convertible Preferred Stock which has vary narrow designations which may not be attractive to investors, and, accordingly, are limited to issuing common stock or debt securities to raise capital. By authorizing a class of “blank check” preferred stock, we would increase our flexibility in structuring future transactions.

The material differences between the designations, rights and preferences of the Callable and Convertible Preferred Stock and blank check preferred stock are as follows:

	Callable and Convertible Preferred Stock	Blank Check Preferred Stock
Number of authorized shares	5,000,000	5,000,000
Voting rights	none	To be determined by the board of directors upon designation of a series
Redemption	At the discretion of the board of directors; if designated as not callable, holder has the right to cause redemption	To be determined by the board of directors upon designation of a series
Conversion into common stock	At holder’s option on the basis of 10 shares of common stock for each share of preferred stock converted	To be determined by the board of directors upon designation of a series

Potential anti-takeover effects

While the Board did not approve the Amended Articles for such event, the Amended Articles could have certain potential anti-takeover effects on our company.  In the future, the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares of our common stock to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid.  Shares of common stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal our bylaws or certain provisions of our Articles of Incorporation would not receive the requisite vote.  Such uses of our securities could render more difficult, or discourage, an attempt to acquire control of our company if such transactions were opposed by the Board.

Approval of the creation of the blank check preferred stock could also have material anti-takeover consequences.  Our board of directors could designate one or more series of preferred shares with rights and preferences, including super-majority voting rights, and issue the preferred shares, the preferred shares could make our acquisition by means of a tender offer, a proxy contest or otherwise, more difficult, and could also make the removal of incumbent officers and directors more difficult.  As a result, these provisions may have an anti-takeover effect.  The ability to issue preferred shares may inhibit changes of control that are not approved by our board of directors.  These provisions could limit the price that future investors might be willing to pay in the future for our common shares.  This could have the effect of delaying, deferring or preventing a change in control of our company. The issuance of preferred shares could also effectively limit or dilute the voting power of our shareholders.  Accordingly, such provisions may discourage or prevent an acquisition or disposition of our business that could otherwise be in the best interests of our shareholders.

We are not aware, however, of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this proxy statement.

Interests of certain persons in matters to be acted upon

WCIS Media, LLC, the entity which is a party to the asset purchase agreement to purchase the web-based technology platform described earlier in this proxy, is controlled by Mr. Vincent L. Celentano.  Mr. Celentano is the control person of Celentano Consulting Company, LLC, a principal stockholder of our company.

Manner of effecting the recapitalization amendment; Dissenter’s rights

The text of the Amended Articles is set forth below.  If approved at the special meeting, we anticipate that we will file the Amended Articles as soon as practicable after the date of the special meeting.  When the Amended Articles are filed with the Secretary of State of Nevada, Article III of our Articles of Incorporation will be deleted in its entirety and replaced with the following:

ARTICLE III

CAPITAL STOCK

The maximum number of shares of stock which this corporation shall be authorized to issue and have outstanding at any one time shall be one billion five million (1,005,000,000) shares, of which one billion (1,000,000,000) shares shall be common stock having a par value of $0.001 per share and five million (5,000,000) shares shall be preferred stock having a par value $0.001 per share.

The Board of Directors of this corporation, by resolution or resolutions, at any time and from time to time, shall have the authority to divide and establish any or all of the unissued shares of preferred stock not then allocated to any series into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such series, the number of shares which shall constitute such series and the powers, preferences, limitations and relative rights of the shares of each series so established.

The Amended Articles will become effective upon filing with the Secretary of State of the State of Nevada.

No governmental or other approval is necessary to adopt the Amended Articles, other than the approval of our stockholders at the special meeting. No dissenter’s rights are afforded our stockholders under Nevada law in connection with the Amended Articles.

Required Vote

Approval of the Amended Articles requires the affirmative vote of the holders of a majority of the total outstanding shares of common stock as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

APPROVAL OF THE AMENDED ARTICLES.

ATTENDANCE OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We do not expect that representatives of our independent registered public accounting firm will attend the special meeting.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the special meeting.  If, however, other matters properly come before the special meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you currently receive multiple proxy statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to MMAX Media, Inc., 511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301.

PROPOSALS OF STOCKHOLDERS

Proposals of stockholders to be included in our proxy statement for next annual meeting of stockholders must be received by the corporate secretary of MMAX on or before [•], 2013.  The submission of a stockholder proposal does not guarantee that it will be included in our proxy for our 2013 annual meeting.

ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2011 Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2011 Form 10-K by writing to us at

MMAX Media, Inc.

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Attention:  Corporate Secretary

WHERE YOU CAN FIND MORE INFORMATION

This proxy statement refers to certain documents that are not presented herein or delivered herewith.  Such documents are available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge.  Requests for such documents should be directed to:

MMAX Media, Inc.

511 N.E. 3rd Avenue, 1st Floor

Fort Lauderdale, Florida 33301

Attention:  Corporate Secretary

Telephone (800) 991-4534

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Edward Cespedes
Edward Cespedes, CEO

Fort Lauderdale, FL

[•], 2013

APPENDIX A - CURRENT REPORT ON FORM 8-K AS FILED WITH
THE SEC ON FEBRUARY 15, 2013.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2013

MMAX MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53574	20-4959207
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301

 (Address of principal executive offices) (Zip Code)

1-800-991-4534

Registrant’s telephone number, including area code

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITVE AGREEMENT

On February 12, 2013, MMAX Media, Inc. (the “Company”) entered into an asset purchase agreement with WCIS Media, LLC, a Florida limited liability company (“WCIS”).  Under the asset purchase agreement the Company has agreed to acquire a proprietary web based technology platform (the “Asset”) developed and owned by WCIS.  The Asset is designed for: (1) lead generation tracking and reporting; (2) merchant categorization and sub categorization; (3) consumer tracking and qualification; (4) merchant bidding capabilities; and (5) offline tracking and service, including live transfer capabilities for consumers.  The Company intends to incorporate the Asset into its current PayMeOn business.  Subject to conditions to closing, the Company will acquire the Asset in consideration of 300,000,000 shares of restricted common stock of the Company.  WCIS is an entity controlled by Vincent Celentano, a principal of WCIS Media, LLC and an affiliated shareholder of the Company.  As such, the Company anticipates that for accounting purposes the Asset will be recorded at its historical cost.  Furthermore, this transaction did not meet the criteria of a business combination within the guidelines of ASC 805—Business Combinations, and therefore will be accounted for as an asset purchase.

Each party's obligation to consummate the transaction is subject to customary closing conditions, including the Company amending its articles of incorporation to increase its authorized shares of common stock and the Company receiving requisite shareholder approval for such amendment. The agreement may be terminated by either party if there is no closing on or before April 15, 2013.

The asset purchase agreement is incorporated herein by reference and is filed as an exhibit to this Form 8-K. The description of the transactions contemplated by the asset purchase agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the exhibits filed herewith and incorporated by this reference.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

(d)

Exhibits.

Exhibit No.	Description

10.1	Asset Purchase Agreement dated February 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMAX MEDIA, INC.

By:	/s/ Edward Cespedes
Edward Cespedes
Chief Executive Officer
February 15, 2013

EXHIBIT 10.1

ASSET PURCHASE AGREEMENT

This ASSET PURCHASE AGREEMENT dated as of February 12, 2013 (the “Agreement”) is entered into by and between MMAX MEDIA, INC. (“Buyer”) a publicly traded corporation organized under the laws of the State of Nevada, and WCIS Media, LLC, a Florida limited liability company (“Seller”).

PREAMBLE

WHEREAS, Seller has developed and owns the rights to certain software assets (the “Assets”); and

WHEREAS, the Assets are more particularly described on Schedule 1.1; and

WHEREAS, Seller desires to convey, sell and assign to Buyer all of Seller’s right, title and interest in and to the Assets, upon the terms and conditions contained in this Agreement; and

WHEREAS, Buyer desires to purchase the Assets upon the terms and conditions contained in this Agreement.

NOW THEREFORE, in consideration of the mutual promises and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.

Sale and Purchase of Assets.

1.1

Sale and Purchase of Assets.  Subject to the terms and conditions of this Agreement, at the closing described in Section 6 (the “Closing”), Seller shall sell, assign and convey the Assets to Buyer, and Buyer shall purchase the Assets from Seller.

1.2

Liabilities Excluded.  In connection with Buyer’s purchase of the Assets, Buyer shall not assume or become responsible for any indebtedness, liabilities or obligations of Seller (the “Liabilities”), except that Buyer shall assume the obligations of Seller accruing from and after the Closing Date under all contracts, agreements and understandings included in the Assets.

2.

Purchase Price; Payment; Allocation.

2.1

Purchase Price.  The Purchase Price for the Assets shall be paid by the issuance of 300,000,000 MMAX Common Shares (“Buyer Shares”) to Seller.  The Purchase Price shall be paid by delivery to Seller or its designee(s), at the Closing, of one or more certificates of MMAX Common Shares “Buyer Shares”).

2.2

The Buyer Shares.  The Buyer Shares have not been registered under the Securities Act of 1933, as amended (the “Act”), and such securities may not be sold, assigned, pledged, hypothecated, transferred or otherwise disposed of absent registration under the Act or the availability of an applicable exemption therefrom.  Each certificate evidencing any of the Buyer Shares shall bear the following or substantially legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER ANY APPLICABLE FEDERAL AND STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

3.

Representations and Warranties of Seller.  Except as otherwise set forth in a disclosure schedule delivered by the Seller at the time this Agreement is executed and delivered (the “Seller Disclosure Schedule”), Seller, hereby represents and warrants to Buyer, as of the date hereof and as of the Closing Date, as follows.

3.1

Authority and Enforcement.  Seller (i) is duly organized, validly existing and in good standing under the laws of Florida; and (ii) has all requisite limited liability company power to execute, deliver and perform its obligations under this Agreement.  Seller has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.  Seller has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.

3.2

No Conflicts or Defaults.  The execution and delivery of this Agreement by Seller and the consummation of the transactions contemplated hereby do not and shall not (a) with or without the giving of notice or the passage of time (i) violate, conflict with the articles of organization, bylaws or corresponding organizational documents of Seller, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Seller is a party or by which Seller is bound, or any judgment, order or decree, or any law, rule or regulation to which Seller is subject, (ii) result in the creation of, or give any party the right to create, any lien, charge, encumbrance, security interest or any other right or adverse interest (“Liens”) upon any of the Assets, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to the Assets, or (iv) have a material adverse effect on ownership of the Assets by Buyer or consummation of the transactions contemplated hereby (a “Seller Material Adverse Effect”).

3.3

Consents of Third Parties.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Seller does not require the consent of any person, or such consent has or will be obtained, in writing, prior to the Closing.

3.4

No Litigation. There are no legal, equitable, administrative, arbitration, governmental, regulatory or other proceedings pending against Seller, or, to the best knowledge of Seller, threatened against it, an adverse determination to which would be likely to result in a Seller Material Adverse Effect.

3.5

No Options or Other Agreements.  There are no options or agreements of any character relating to the Assets to which Seller are a party, or by which Seller are bound that, if exercised or consummated, would be likely to result in a Seller Material Adverse Effect.

3.6

Title to Assets.  Seller is the owner of the Assets, free and clear of all Liens. Upon consummation of the transactions contemplated hereby, Buyer will acquire good and marketable title to the Assets.

3.7

Contract Rights.  Seller is not transferring, nor is Buyer acquiring the rights to any agreements, contracts or contract rights relating to the Assets.

3.8

Intellectual Property.  To the extent that the Assets include any trademarks, copyrights, trade names, service marks, trade secrets, license agreements, proprietary processes, business methods or similar tangible or intangible property (“Intellectual Property”), such Intellectual Property is owned by Seller, free and clear of all Liens.  To the best of Seller’s knowledge, such Intellectual Property does not infringe upon or otherwise violate the rights of any third person, and Seller has received no notice of any such infringement or violation.  The Intellectual Property is not licensed by Seller to any third party.

3.9

There has not been filed by or against Seller a petition in bankruptcy or a petition or answer seeking assignment for the benefit of creditors, the appointment of a receiver, trustee or liquidator, with respect to any of them, or any portion of their property, or reorganization, arrangement, liquidation or dissolution or similar relief under the Federal Bankruptcy Code or any similar state law.

3.10

No tax lien, levy or similar encumbrance has been filed or threatened by any taxing or governmental authority against Seller or the Assets.

3.11

Seller is not now insolvent and will not be rendered insolvent by the transactions contemplated by this Agreement.  As used in this paragraph, “insolvent” means that the sum of the debts and other probable liabilities of Seller exceeds the present fair saleable value of Seller’s assets.  Immediately after the Closing Date, Seller will (a) be able to pay its debts, obligations and liabilities as they become due in the usual course of its business; (b) not have unreasonably small capital with which to conduct its business; (c) continue to conduct its business in the ordinary course; and (c) have assets (calculated at fair market value) that exceed its debts, obligations and liabilities.

3.12

Securities Laws.  Seller is an accredited investor within the meaning of Rule 501 of Regulation D under the Act.  Seller is acquiring the Buyer Shares for its own account, for investment purposes only, and without a view towards the distribution or resale thereof, except in compliance with applicable Federal and State securities law.

3.13

Acknowledgment of Risks.  Seller acknowledges that Buyer is currently required to file periodic and annual reports with the Securities and Exchange Commission under the Exchange Act. Such filings, together with all amendments and all documents incorporated by reference therein, are referred to as “Exchange Act Documents.”  The Exchange Act Documents have been made available to the Seller via the SEC’s EDGAR system.  Seller has reviewed the Exchange Act Documents and is aware that prior to October 14, 2011, Company was deemed a “shell” as defined in under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Seller is familiar with the business, assets, liabilities and financial conditions of the Buyer. Seller recognizes and acknowledges that the transactions contemplated by this Agreement are speculative and involve a high degree of risk.  Such risks include, but are not limited to, the following:  (i) the business of Buyer is subject to all of the risks inherent of a new business; (ii) Buyer has generated nominal revenues from operations since inception; (iii) there is currently a limited trading market for Buyer’s securities and there is no assurance that a trading market will develop; (iv) unless an active market develops for Buyer’s securities, Seller may have difficulty reselling the Buyer Shares, at a profit or at all; and (v) Buyer will require financing in order to implement its business plans and there is no assurance that required financing will be available to Buyer on acceptable terms.

3.14

Disclosure.  The representations, warranties and acknowledgments of Seller set forth herein are true, complete and accurate in all material respects, do not omit to state any material fact, or omit any fact necessary to make such representations, warranties and acknowledgments, in light of the circumstances under which they are made, not misleading.

4.

Representations and Warranties of Buyer.  Except as otherwise set forth in a disclosure schedule delivered by Buyer at the time this Agreement is executed and delivered (the “Buyer Disclosure Schedule”), Buyer hereby make the following representations and warranties to Seller, as of the date hereof and as of the Closing Date.

4.1

Organization and Good Standing.  Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to own, lease and operate its business and properties and to carry on its business in the places and in the manner as presently conducted or proposed to be conducted.  Buyer is in in good standing as a foreign corporation in each jurisdiction in which the properties owned, leased or operated, or the business conducted, by it requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business of Buyer, as the case may be, or consummation of the transactions contemplated hereby (a “Buyer Material Adverse Effect”).

4.2

Authority and Enforcement.  Buyer has all requisite power and authority to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.  Buyer has taken all action necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and this Agreement constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as may be affected by bankruptcy, insolvency, moratoria or other similar laws affecting the enforcement of creditors’ rights generally and subject to the qualification that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefore may be brought.

4.3

No Conflicts or Defaults.  The execution and delivery of this Agreement by Buyer and the consummation of the transactions contemplated hereby do not and shall not (a) contravene the articles of incorporation or bylaws of Buyer or (b) with or without the giving of notice or the passage of time (i) violate, conflict with, or result in a material breach of, or a material default or loss of rights under, any covenant, agreement, mortgage, indenture, lease, instrument, permit or license to which Buyer is a party or by which Buyer is bound, or any judgment, order or decree, or any law, rule or regulation to which Buyer is subject, (ii) result in the creation of, or give any party the right to create, any Lien upon any assets or properties of Buyer, (iii) terminate or give any party the right to terminate, amend, abandon or refuse to perform, any material agreement, arrangement or commitment relating to which Buyer a party, or (iv) result in a Buyer Material Adverse Effect.

4.4

Consents of Third Parties.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer does not require the consent of any person, or such consent has been or will be obtained, in writing, prior to the Closing.

4.5

Exchange Act Documents.  Since January 1, 2012, no Exchange Act Document, at the time each such document was filed, included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.6

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the Exchange Act Documents, except as specifically disclosed in a subsequent Exchange Act Document filed prior to the date hereof, there has been no event, occurrence or development that has had or that would reasonably be expected to result in a material adverse effect on Buyer.

4.7

Securities.  Subject to the conditions precedent to Closing below, the Buyer Shares have been duly authorized, and upon issuance pursuant to the provisions hereof, will be validly issued, fully paid and non-assessable.

4.8

Disclosure.  The representations, warranties and acknowledgments of Buyers set forth herein are true, complete and accurate in all material respects and do not omit any fact necessary to make such representations, warranties and acknowledgments not misleading.

5.

Conditions to Closing.

5.1

Conditions Precedent to Buyer’s Obligation to Close.  The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date:

(1)

The representations and warranties of Seller set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date.

(2)

Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing Date.

(3)

No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would likely (i) prevent or adversely affect Buyer’s consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect).

(4)

No material adverse change shall have taken place with respect to the Assets, and no event shall have occurred, that could reasonably be foreseen to result in a Seller Material Adverse Effect;

(5)

Buyer’s shareholders shall have approved an amendment to the Buyer’s articles of incorporation to increase its authorized common stock to such sufficient number to permit the issuance of the Buyer Shares and filed articles of amendment with the State of Nevada.

(6)

Seller shall have delivered to Buyer a certificate to the effect that each of the conditions specified above in Sections 5.1(1) - (4) has been complied with in all material respects; and

(7)

All actions to be taken by Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

5.2

Conditions Precedent to Seller’s Obligation to Close.  The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to satisfaction of the following conditions on or prior to the Closing Date:

(1)

The representations and warranties of Buyer set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date.

(2)

Buyer shall have performed and complied with their respective covenants hereunder in all material respects through the Closing Date.

(3)

No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would likely (i) prevent or adversely affect Seller’s consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

(4)

No material adverse change shall have taken place with respect to Buyer, and no event shall have occurred, that could reasonably be foreseen to result in a Buyer Material Adverse Effect.

(5)

Buyer shall have amended its articles of incorporation to increase its number of shares of authorized common stock to such sufficient number to permit the issuance of the Buyer Shares (the “Amendment”).

(6)

Buyer shall have delivered to the Seller a certificate to the effect that each of the conditions specified above in Sections 5.2(1) - (5) has been complied with in all respects; and

(7)

All actions to be taken by Buyers in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

6.

Closing; Closing Date.  A closing of the transactions contemplated hereby (the “Closing”) will take place at 10:00 am on such date following the effectiveness of the Amendment, at the offices of counsel to the Buyer, or at such other place, date and time that is agreed upon by Seller and Buyer.  The date on which the Closing is held is referred to in this Agreement as the “Closing Date.”

7.

Documents to be Delivered at the Closing.

7.1

Documents to be Delivered by Seller.  At the Closing, Seller shall deliver, or cause to be delivered, to Buyer the documents required by Article 5 hereof, and the following:

(1)

a duly executed bill of sale, dated the Closing Date, transferring to Buyer all of Seller's right, title and interest in and to the Assets together with possession of the Assets;

(2)

a duly executed assignment, transferring to Buyer all of Seller’s right, title and interest in and to the contracts, agreements and contract rights included in the Assets, accompanied by any third party consents necessary in order to assign such contracts, agreements and rights to Buyer; and

(3)

such other certificates, documents and instruments as Buyer may have reasonably requested in connection with the transaction contemplated hereby.

7.2

Documents to be Delivered by Buyer.  At the Closing, Buyer shall deliver to Seller the following:

(1)

a certificate evidencing the Buyer Shares, or irrevocable instructions to transfer agent to issue the Buyer Shares to Seller; and

(2)

such other certificates, documents and instruments as Seller may have reasonably requested in connection with the transaction contemplated hereby.

8.

Additional Covenants.

8.1

Further Assurances.  If, at any time after the Closing, the parties shall consider or be advised that any further deeds, assignments or assurances in law or that any other things are necessary, desirable or proper to complete the transactions contemplated hereby in accordance with the terms of this agreement or to vest, perfect or confirm, of record or otherwise, the title to any property or rights of the parties hereto, the parties agree that their proper officers and directors shall execute and deliver all such proper deeds, assignments and assurances in law and do all things necessary, desirable or proper to vest, perfect or confirm title to such property or rights and otherwise to carry out the purpose of this Agreement, and that the proper officers and directors the parties are fully authorized to take any and all such action.

8.2

No Public Disclosure.  Without the prior written consent of the other, which written consent will not be unreasonably withheld, no party to this Agreement will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the transactions contemplated by this Agreement, the existence or contents of this Agreement or any prior correspondence relating to this transactions contemplated by this Agreement, except for such public disclosure as may be necessary for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order.

9.

Indemnification and Related Matters.

9.1

Indemnification by the Seller.  Seller hereby indemnifies and holds Buyer harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by Buyer arising out of the breach of any representation or warranty of Seller hereunder, and/or Seller’s failure to perform any covenant or obligation required to be performed by any of them hereunder.

9.2

Indemnification by Buyer.  Buyer hereby indemnifies and holds Seller harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by Seller and arising out of the breach of any representation or warranty of Buyer, as the case may be, hereunder, or Buyer's failure to perform any covenant or obligation required to be performed by either of them hereunder.

9.3

Procedure for Indemnification.  Any party entitled to indemnification under this Article IX (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article IX except to the extent that the indemnifying party is actually prejudiced by such failure to give notice.  In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of counsel to the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party.  In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim.  In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder.  The Indemnified Party shall cooperate fully with the indemnifying party in connection with any settlement negotiations or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim.  The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense.  The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent.  Notwithstanding anything in this Article IX to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim.  The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to.

9.4

Time for Assertion.  No party to this Agreement shall have any liability (for indemnification or otherwise) with respect to any representation, warranty or covenant or obligation to be performed and complied hereunder, unless notice of any such liability is provided on or before 3 months from the date hereof.

9.5

Basket.  Notwithstanding any conflicting or inconsistent provisions hereof, Seller shall not be liable in damages, indemnity or otherwise to Buyer in respect of the inaccuracy or breach of any representations, warranties, covenants or agreements herein, except to the extent that the damages to Buyer, singularly or in the aggregate, exceed the sum of $25,000.  Notwithstanding any conflicting or inconsistent provisions hereof, Buyer shall not be liable in damages, indemnity or otherwise to Seller in respect to the inaccuracy or breach of any representations, warranties, covenants or agreements herein except to the extent that damages to Seller exceed, individually or in the aggregate, the sum of $25,000.

10.

Termination.

10.1

Termination by Mutual Consent.  This Agreement may be terminated by mutual consent of the parties, in writing, signed by each of the parties hereto.

10.2

Termination Due to Lapse of Time.  This Agreement may be terminated by either party if the Closing does not occur prior to April 15, 2013; provided, however, that a party wholly or partially responsible for the Closing not occurring prior to such date may not terminate this Agreement pursuant to this subsection.

10.3

Termination by Buyer.  This Agreement may be terminated by Buyer by written notice to Seller, in the event of a material breach of any representation or warranty of Seller hereunder, or in the event Seller fails to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

10.4

Termination by Seller.  This Agreement may be terminated by Seller, by written notice to Buyer, in the event of a material breach of any representation or warranty of Buyer hereunder, or in the event Buyer fails to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

10.5

Effect of Termination.  Termination of this Agreement under Section 10.2, 10.3 or 10.4 hereof shall not preclude the parties from pursuing all remedies available to them under applicable law arising by reason of such termination.

11.

Miscellaneous.

11.1

Broker.  Buyer and Seller represent and warrant that they have not employed or utilized the services of any broker or finder in connection with this Agreement or the transactions contemplated by it.

11.2

Expenses.  Except as otherwise specifically provided in this Agreement, each party shall bear their own respective expenses incurred in connection with this Agreement and in connection with all obligations required to be performed by each of them under this Agreement.

11.3

Entire Agreement; No Waiver.  This Agreement, the Schedules and any instruments and agreements to be executed pursuant to this Agreement, sets forth the entire understanding of the parties hereto with respect to its subject matter, merges and supersedes all prior and contemporaneous understandings with respect to its subject matter and may not be waived or modified, in whole or in part, except by a writing signed by each of the parties hereto.  No waiver of any provision of this Agreement in any instance shall be deemed to be a waiver of the same or any other provision in any other instance.  Failure of any party to enforce any provision of this Agreement shall not be construed as a waiver of its rights under such provision.

11.4

Jurisdiction and Governing Law.  This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of Florida are applicable to agreements made and fully to be performed in such state, without giving effect to conflicts of law principles.  The parties further: (a) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in any Federal or State court of competent jurisdiction within the County of Broward, State of Florida, (b) waive any objection that they may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consent to the in personam jurisdiction of any Federal or State court of competent jurisdiction within the County of Broward, State of Florida in any such suit, action or proceeding.  The parties each further agree to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in a Federal or State court of competent jurisdiction within the County of Broward, State of Florida, and that service of process upon the parties mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process upon the parties, in any action or proceeding.

11.5

Construction.  Headings contained in this Agreement are for convenience only and shall not be used in the interpretation of this Agreement.  References herein to Articles, Sections and Exhibits are to the articles, sections and exhibits, respectively, of this Agreement.  The Seller Disclosure Schedule and Buyer Disclosure Schedule are hereby incorporated herein by reference and made a part of this Agreement.  As used herein, the singular includes the plural, and the masculine, feminine and neuter gender each includes the others where the context so indicates.

11.6

Notices.  All notices and other communications under this Agreement shall be in writing and shall be deemed given when delivered personally (including by confirmed legible telecopier transmission) or mailed by certified mail, return receipt requested, to the parties at the following addresses (or to such address as a party may have specified by notice given to the other party pursuant to this provision):

If to Seller:

7000 W. Palmetto Park Road, #201

Boca Raton, FL   33487

Attention:  Vincent L. Celentano

Fax No.:  561-392-3721

If to Buyer:

511 N.E. 3rd Avenue

First Floor

Fort Lauderdale, Florida 33301

Attention:  Edward Cespedes, President and CEO

Fax No.:  954- 302-8415

11.7

Separability.  In the event that any provision hereof would, under applicable law, be invalid or enforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and permissible under, applicable law.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement which shall remain in full force and effect.

11.8

Binding Effect; Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Nothing in this Agreement shall create or be deemed to create any third party beneficiary rights in any person or entity not a party to this Agreement.  No assignment of this Agreement or of any rights or obligation hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other and any attempted assignment without the required consent shall be void; provided, however, that no such consent shall be required of Buyer to assign part or all of Buyer’s rights under this Agreement to one or more of its subsidiaries.

11.9

Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but which together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, we have executed this Agreement as of the date and year first above written.

MMAX MEDIA, INC.

By:	/s/ Edward A. Cespedes
Edward A. Cespedes, President

WCIS Media, LLC

By:	/s/ Vincent Celentano
Name:	Vincent Celentano
Its:

MMAX MEDIA, INC.

Special Meeting of Stockholders

[•], 2013

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF

OF THE BOARD OF DIRECTORS OF MMAX MEDIA, INC.

The undersigned stockholder of MMAX Media, Inc. (the "Company") hereby appoints Edward Cespedes as proxy and attorney of the undersigned, with full rights of substitution, for and in the name(s) of the undersigned, to attend the special meeting of stockholders of the Company to be held at 511 N.E. 3rd Avenue, 1st Floor, Fort Lauderdale, Florida 33301, telephone (800) 991-4534, on [•], [•], 2013 at [•] local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the special meeting of stockholders with all powers possessed by the undersigned if personally present at the meeting including, without limitation, to vote an act in accordance with the instructions set forth below.  The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast as instructed below.  If this Proxy Card is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1.

PLEASE VOTE, DATE, AND SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

Proposal 1.

Approve Articles of Amendment to the Articles of Incorporation which (a) increases the number of authorized shares of our common stock from 195,000,000 shares to 1,000,000,000 shares, (b) eliminates the current class of preferred stock known as “Callable and Convertible Preferred Stock”, and (c) creates a class of preferred stock consisting of 5,000,000 shares, the designations and attributes of which are left for future determination by our board of directors (the "Amended Articles").

For	☐	Against	☐	Abstain	☐

In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

PLEASE MARK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING	☐

PLEASE MARK HERE FOR ADDRESS CHANGE AND NOTE NEW ADDRESS AT RIGHT	☐

Note:  Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign full corporate name by an authorized officer or if a partnership, please sign full partnership name by an authorized person.

Signature: ________________________________	Date: __________________________________
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares:

Signature: ________________________________	Date: __________________________________
Print name of stockholder:
Print name of signer:
Print title of signer:
Number of common shares: